UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 19, 2007

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2007, Sterling Financial Corporation ("Sterling") entered into a definitive Agreement and Plan of Merger with The PNC Financial Services Group, Inc. ("PNC") pursuant to which PNC will acquire Sterling in a stock and cash transaction valued at approximately $565 million, based on PNC’s closing price of $73.87 on July 17, 2007. Under the terms of the agreement, Sterling's shareholders will receive cash or PNC common stock having a value equal to 0.1543 shares of PNC common stock plus $7.60 for each share of Sterling's common stock, which represents per share value of approximately $19.00 per Sterling share based on PNC's July 17 closing price. Aggregate consideration for the outstanding Sterling stock is comprised of approximately 4.540 million shares of PNC common stock and approximately $224 million in cash, subject to adjustment, and is based on 29.425 million shares of Sterling stock currently outstanding. The companies anticipate completing the transaction in the first quarter of 2008.

Merger Agreement

The Agreement and Plan of Merger dated as of July 19, 2007 (the "Merger Agreement") between PNC and Sterling, contemplates a merger (the "Merger") whereby Sterling will be merged with and into PNC with PNC surviving the Merger. Sterling's bank subsidiaries would also enter into an agreement whereby Sterling's subsidiary banks would be merged with and into PNC's subsidiary banks effective simultaneously with or immediately following the effective time of the Merger. Upon effectiveness of the Merger, each Sterling shareholder will be entitled to elect to receive the merger consideration in shares of PNC common stock or in cash, subject to election, allocation and proration procedures as provided for in the Merger Agreement.

The Merger Agreement has been approved by the boards of directors of both Sterling and PNC. The Merger is subject to Sterling's shareholders approving the Merger, regulatory approvals and other customary closing conditions. In addition, certain Sterling executives entered into employment agreements with PNC, which will become effective upon completion of the Merger. Further, Sterling and PNC have each agreed to certain covenants in the Merger Agreement.

The Merger Agreement also contains representations and warranties that the parties have made to each other as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the merger described therein, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties. The representations and warranties contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, may be subject to a contractual standard of materiality different from what a shareholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, and generally were solely for the benefit of the parties to that agreement. Investors should read the Merger Agreement together with the other information concerning Sterling and PNC that each company publicly files in reports and statements with the Securities and Exchange Commission.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

Sterling's press release announcing the action described under Item 1.01 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) N/A
(b) N/A
(c) N/A
(d) Exhibits

2.1 Agreement and Plan of Merger dated as of July 19, 2007 between The PNC Financial Services Group, Inc. and Sterling Financial Corporation

99.1 Sterling Financial Corporation press release dated July 19, 2007

Forward-Looking Statements

This filing contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. These include statements as to the proposed benefits of the merger between Sterling and PNC (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Sterling cautions readers that results and events subject to forward-looking statements could differ materially due to the following factors, among others: the risk that the businesses of Sterling and PNC in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of Sterling and PNC to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans; the effects of changes in interest rates and other risks and factors identified in each company’s filings with the SEC. Sterling does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing.

###

Additional Information About this Transaction

The PNC Financial Services Group, Inc. and Sterling Financial Corporation will be filing a proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by Sterling Financial Corporation will be available free of charge from Sterling Financial Corporation by contacting Shareholder Relations at (877) 248-6420.

The directors, executive officers, and certain other members of management and employees of Sterling Financial Corporation are participants in the solicitation of proxies in favor of the merger from the shareholders of Sterling Financial Corporation. Information about the directors and executive officers of Sterling Financial Corporation is set forth in the proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on April 2, 2007. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation

July 19, 2007	By:	J. Roger Moyer, Jr.

Name: J. Roger Moyer, Jr.
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of July 19, 2007 between The PNC Financial Services Group, Inc. and Sterling Financial Corporation
99.1	Sterling Financial Corporation press release dated July 19, 2007